EX-99.16.a

POWER OF ATTORNEY

I, the undersigned President/Chief Executive Officer and member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus,  and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Shawn K. Lytle
Shawn K. Lytle

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Jerome D. Abernathy
Jerome D. Abernathy

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Thomas L. Bennett
Thomas L. Bennett

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Ann D. Borowiec
Ann D. Borowiec

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus,  and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Joseph W. Chow
Joseph W. Chow

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ H. Jeffrey Dobbs
H. Jeffrey Dobbs

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus,  and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th  day of November, 2022.

/s/ Joseph Harroz, Jr.
Joseph Harroz, Jr.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus,  and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Thomas K. Whitford
Thomas K. Whitford

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th  day of November, 2022.

/s/ Christianna Wood
Christianna Wood

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Group Equity Funds IV, hereby constitute and appoint David F. Connor, Brian L. Murray, Jr. and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Delaware Group Equity Funds IV’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 10th day of November, 2022.

/s/ Janet L. Yeomans
Janet L. Yeomans

Exhibit A
PROPOSED REORGANIZATIONS
ACQUIRED FUND	ACQUIRING FUND
Delaware Equity Income Fund	Delaware Growth and Income Fund
Delaware Mid Cap Value Fund	Delaware Opportunity Fund